Exhibit 10.1

Performance-Based Restricted Stock Unit Grant Notice	Exelixis, Inc. 1851 Harbor Bay Parkway Alameda, CA 94502

Participant:	Award #: Award Type: Plan: Shares Granted:	Performance-Based Restricted Stock Units 2017 Equity Incentive Plan
1.Grant of Performance-Based Restricted Stock Unit Award
Effective 03/31/2025 (“Date of Grant”), the Participant is hereby granted a Performance-Based Restricted
Stock Unit Award (the “Award”) under Section 6(c)(i) of the Exelixis, Inc. (the “Company”) 2017 Equity
Incentive Plan (as amended from time to time, the “Plan”) of performance-based restricted stock units (the
“PSUs”).  Each PSU, to the extent vested, entitles the Participant to receive one share of the Company’s
Common Stock.
The Award is subject to all the terms and conditions as set forth in this Performance-Based Restricted Stock
Unit Grant Notice (the “Grant Notice”) and in the Plan and the Restricted Stock Unit Agreement, both of which are attached hereto and incorporated herein in their entirety.  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan or the Restricted Stock Unit Agreement.
2.Vesting and Settlement
The Participant shall be eligible to vest on the fifth anniversary of the Grant Date (the “Final Vesting
Date”; and the period between the Grant Date and the Final Vesting Date, the “Performance Period”) in
the Award, if (i) the 90-Day VWAP of the Common Stock equals or exceeds $60 per share on any day during the Performance Period subject to certification by the Compensation Committee (the
“Performance Condition”), and (ii) except as otherwise provided under Sections 3 and 4 hereof, the
Participant has not experienced a termination of Continuous Service prior to the Final Vesting Date.  If the Performance Condition has not been satisfied as of the Final Vesting Date or, except as otherwise provided under Sections 3 and 4 hereof, the Participant has experienced a termination of Continuous
Service prior to the Final Vesting Date, the Award shall be terminated, canceled and forfeited without consideration on the Final Vesting Date (or, if earlier, the date of such termination of Continuous
Service).
The Award or any portion thereof, when vested, shall be settled in accordance with Section 6 of the
Restricted Stock Unit Agreement.
For purposes of the Award, the following definitions apply to the capitalized terms used herein:
“Compensation Committee” shall mean the Compensation Committee of the Board.
Exhibit 10.1
“90-Day VWAP” shall mean the volume-weighted average closing price of the Common Stock as reported on the stock exchange or market on which the Common Stock is listed, for any consecutive 90-
calendar-day period.
3.Change in Control
Notwithstanding anything provided to the contrary under Section 2, upon the occurrence of a Change in
Control (excluding a Control Acquisition that was not approved by the Board prior to the consummation of such transaction, in which case the Award shall be treated in accordance with the Plan), the Performance
Condition shall be measured as of the date of the consummation of such Change in Control, using the higher of (i) the 90-Day VWAP ending on the date of the Change in Control, and (ii) the price paid per share of the Common Stock in the transaction that constitutes the Change in Control (such higher stock price, the
“CIC Stock Price”), and the Award shall be treated as follows:
(i)Performance Condition Satisfied.  If the Performance Condition has been satisfied as of such
Change in Control based on the CIC Stock Price, then (x) if the surviving corporation or acquiring corporation (or its parent company) after the Change in Control assumes, converts, substitutes or replaces the Award, the Award will be converted into a time-based restricted stock unit award and continue to be subject to the same service conditions applicable to the Award immediately prior to such conversion; and (y) if the surviving corporation or acquiring corporation (or its parent company) after the Change in Control does not assume, convert, substitute or replace the
Award, the Award will immediately vest as of the date of such Change in Control; or
(ii)Performance Condition Not Satisfied. If the Performance Condition has not been satisfied in connection with such Change in Control based on the CIC Stock Price, then the Award shall be immediately terminated, canceled and forfeited without consideration as of the date of such
Change in Control.
4.Termination of Continuous Service
(i)Termination Due to Death.  If the Participant’s Continuous Service is terminated as a result of the
Participant’s death prior to the Final Vesting Date, the Award shall immediately vest on the date of such termination of the Participant’s Continuous Service.
(ii)Termination Due to Disability.  If the Participant’s Continuous Service is terminated as a result of the Participant’s Disability prior to the Final Vesting Date, then the Award shall remain outstanding, and to the extent that the Performance Condition is satisfied or deemed satisfied during the Performance Period, subject to Section 4(iv) hereof, a portion of the Participant’s
Award equal to the number of PSUs subject to the Award multiplied by a fraction shall vest on the date of the Final Vesting Date (or the date of a Change in Control, if the Award is not assumed as provided under Section 3(i)(y), or if such Change in Control is a Control Acquisition that was not approved by the Board prior to the consummation of such transaction).  The fraction shall be calculated as follows: (i) the numerator shall be the number of days between the Grant Date and the date that such termination of Continuous Service occurs, and (ii) the denominator shall be
1,825 days (or the number of days between the Grant Date and the date of a Change in Control, if the Award is not assumed as provided under Section 3(i)(y), or if such Change in Control is a
Control Acquisition that was not approved by the Board prior to the consummation of such transaction); provided that in no event shall the fraction be greater than one.  The remaining portion of the Award shall be terminated, canceled and forfeited without consideration as of the
Final Vesting Date or the date of the Change in Control, as applicable.
Exhibit 10.1
(iii)Qualifying Termination in Connection with a Change in Control.  If within three months before and fifteen months after the date of the consummation of a Change in Control, the Participant’s
Continuous Service is terminated without Cause or for Good Reason (not including death or
Disability), then to the extent that the Performance Condition is satisfied as of the Change in
Control based on the CIC Stock Price, subject to Section 4(iv) hereof, the Award shall immediately vest as of the later of the date of the Change in Control and the date of such termination of
Continuous Service.
(iv)Release of Claims.  Any vesting of the Award or the acceleration thereof set forth in this Section 4 shall be subject to the Participant’s (or the Participant’s personal representatives’, as applicable)
execution and delivery to the Company (and non-revocation and effectiveness of) a general release of claims in a form satisfactory to the Company within 45 days (or such shorter period as may be specified by the Company in accordance with applicable law) following the Participant’s termination of Continuous Service or the date of the consummation of a Change in Control, as applicable.
5.Additional Terms/Acknowledgments
The undersigned Participant acknowledges the receipt of, and understands and agrees to, this Grant
Notice, the Restricted Stock Unit Agreement and the Plan.  The Participant further acknowledges that as of the Date of Grant, this Grant Notice, the Restricted Stock Unit Agreement and the Plan set forth the entire understanding between the Participant and the Company regarding the Award and supersede all prior oral and written agreements, promises and/or representations on that subject, with the exception of (i) any compensation recovery policy that is adopted by the Company or is otherwise required by applicable law and (ii) any written employment, severance or other similar arrangement between the Company or any
Affiliate (as defined in the Plan) and the Participant that provides for the treatment of this Award upon the terms and conditions set forth therein.  In the event of any conflict between the terms in the Grant Notice and the Plan, the terms of the Plan shall control.
[Signature Page Follows]
Exhibit 10.1
By accepting this Award by signing below, the Participant consents to receive such documents by electronic delivery and to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company.
/s/ Michael M. Morrissey
Exelixis, Inc.                                                                          Grant Date
                  Acceptance Date
Exhibit 10.1
Exelixis, Inc.
2017 Equity Incentive Plan Restricted
Stock Unit Agreement
Pursuant to the Performance-Based Restricted Stock Unit Grant Notice (“Grant Notice”)
and this Restricted Stock Unit Agreement and in consideration of your services, Exelixis, Inc.
(the “Company”) has awarded you a Performance-Based Restricted Stock Unit Award (the
“Award”) under its 2017 Equity Incentive Plan (the “Plan”). Your Award is granted to you effective as of the Date of Grant set forth in the Grant Notice for this Award. This Restricted
Stock Unit Agreement shall be deemed to be agreed to by the Company and you upon the signing or electronically accepting by you of the Grant Notice to which it is attached. Capitalized terms not explicitly defined in this Restricted Stock Unit Agreement shall have the same meanings given to them in the Plan. In the event of any conflict between the terms in this Restricted Stock
Unit Agreement and the Plan, the terms of the Plan shall control. The details of your Award, in addition to those set forth in the Grant Notice and the Plan, are as follows.
1.Grant of the Award. This Award represents the right to be issued on a future date the number of shares of the Company’s Common Stock as indicated in the Grant Notice, subject to the terms and conditions as set forth under the Grant Notice. As of the Date of Grant, the
Company will credit to a bookkeeping account maintained by the Company for your benefit (the
“Account”) the number of shares of Common Stock subject to the Award. Except as otherwise provided herein, you will not be required to make any payment to the Company or an Affiliate
(other than past and future services to the Company or an Affiliate) with respect to your receipt of the Award, the vesting of the Award or the delivery of the underlying Common Stock.
2.VESTING. Subject to the limitations contained herein and in the Grant Notice, your Award will vest, if at all, in accordance with the terms and conditions provided in the Grant
Notice, provided that vesting will cease upon the termination of your Continuous Service unless otherwise provided under the Grant Notice. Except as otherwise provided under the Grant
Notice, upon such termination of your Continuous Service, the shares credited to the Account that were not vested on the date of such termination will be forfeited at no cost to the Company and you will have no further right, title or interest in or to such underlying shares of Common
Stock.
3.Number of Shares.
(a)The number of shares subject to your Award may be adjusted from time to time for Capitalization Adjustments.
(b)Any shares, cash or other property that becomes subject to the Award pursuant to this Section 3, if any, shall be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other shares covered by your Award.
Exhibit 10.1
(c)Notwithstanding the provisions of this Section 3, no fractional shares or rights for fractional shares of Common Stock shall be created pursuant to this Section 3. The
Board shall, in its discretion, determine an equivalent benefit for any fractional shares or fractional shares that might be created by the adjustments referred to in this Section 3.
4.Securities Law Compliance. Notwithstanding anything to the contrary contained herein, you may not be issued any shares under your Award unless the shares of Common Stock subject to your Award are then registered under the Securities Act or, if such shares of Common
Stock are not then so registered, the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Your Award also must comply with other applicable laws and regulations governing the Award, and you will not receive such shares if the Company determines that such receipt would not be in material compliance with such laws and regulations.
5.Transferability. Except as otherwise provided in this Section 5, your Award is not transferable, except by will or by the laws of descent and distribution. In addition to any other limitation on transfer created by applicable securities laws, you agree not to assign, hypothecate, donate, encumber or otherwise dispose of any interest in any of the shares of Common Stock subject to the Award until the shares are issued to you in accordance with Section 6 of this
Restricted Stock Unit Agreement. After the shares have been issued to you, you are free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein and applicable securities laws.
(a)Certain Trusts. Upon receiving written permission from the Board or its duly authorized designee, you may transfer your Award to a trust if you are considered to be the sole beneficial owner (determined under Section 671 of the Code and applicable state law) while the Award is held in the trust, provided that you and the trustee enter into transfer and other agreements required by the Company.
(b)Domestic Relations Orders. Upon receiving written permission from the
Board or its duly authorized designee, and provided that you and the designated transferee enter into transfer and other agreements required by the Company, you may transfer your Award pursuant to a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2) that contains the information required by the Company to effectuate the transfer. You are encouraged to discuss the proposed terms of any division of this Award with the Company prior to finalizing the domestic relations order, official marital settlement agreement or other divorce or separation instrument to help ensure the required information is contained within the domestic relations order, official marital settlement agreement or other divorce or separation instrument.
(c)Beneficiary Designation. By delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to receive any distribution of Common Stock to which you were entitled at the time of your death pursuant to this Restricted Stock Unit
Agreement. In the absence of such a designation, your executor or administrator of your estate shall be entitled to receive any distribution of Common Stock to which you were entitled at the time of your death.
Exhibit 10.1
6.Date Of Issuance.
(a)The Company will deliver to you a number of shares of the Company’s
Common Stock equal to the number of vested shares subject to your Award as soon as applicable following the applicable vesting date, and in no event later than March 15 of the year following the year in which your Award vests.
(b)Notwithstanding the foregoing, in the event that (i) you are subject to the
Company’s insider trading policy, including the policy permitting officers and directors to sell shares only during certain “window” periods, in effect from time to time (collectively the
“Policy”), you are subject to a lock-up agreement (a “Lock-Up Agreement”) with one or more underwriters or placement agents in connection with an offering or other placement of securities by the Company, or you are otherwise prohibited from selling shares of the Company’s Common
Stock in the public market and any shares covered by your Award are scheduled to be delivered on a day (the “Original Distribution Date”) that (A) does not occur during an open “window period” applicable to you or a day on which you are permitted to sell shares of the Company’s common stock covered by your Award pursuant to a written plan that meets the requirements of
Rule 10b5-1 under the Exchange Act, as determined by the Company in accordance with the
Policy, (B) occurs within a period during which transactions in Company securities by you are prohibited under the terms of a Lock-Up Agreement (a “Lock-Up Period”) or (C) does not occur on a date when you are otherwise permitted to sell shares of the Company’s common stock on the open market, and (ii) the Company elects not to satisfy its tax withholding obligations by withholding shares from your distribution, then such shares shall not be delivered on such Original
Distribution Date and shall instead be delivered, as applicable, on (X) the first business day of the next occurring open “window period” applicable to you pursuant to the Policy (regardless of whether you are still providing Continuous Service at such time), (Y) the first business day immediately following the end of the Lock-Up Period, or (Z) the next business day on which you are not otherwise prohibited from selling shares of the Company’s Common Stock in the open market, but in no event later than the fifteenth (15th) day of the third calendar month of the calendar year following the calendar year in which the Original Distribution Date occurs. The form of such delivery (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.
7.DIVIDENDS. You shall receive no benefit or adjustment to your Award with respect to any cash dividend, stock dividend or other distribution that does not result from a
Capitalization Adjustment as provided in the Plan; provided, however, that this sentence shall not apply with respect to any shares of Common Stock that are delivered to you in connection with your Award after such shares have been delivered to you.
8.Restrictive Legends. The shares issued under your Award shall be endorsed with appropriate legends determined by the Company.
9.Award Not a Service Contract.
(a)Your Continuous Service with the Company or an Affiliate is not for any specified term and may be terminated by you or by the Company or an Affiliate at any time, for any reason, with or without cause and with or without notice. Nothing in this Restricted Stock
Unit Agreement (including, but not limited to, the vesting of your Award pursuant to the schedule
Exhibit 10.1
set forth in Section 2 herein or the issuance of the shares subject to your Award), the Plan or any covenant of good faith and fair dealing that may be found implicit in this Restricted Stock Unit
Agreement or the Plan shall: (i) confer upon you any right to continue in the employ of, or affiliation with, the Company or an Affiliate; (ii) constitute any promise or commitment by the
Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or affiliation;
(iii) confer any right or benefit under this Restricted Stock Unit Agreement or the Plan unless such right or benefit has specifically accrued under the terms of this Restricted Stock Unit
Agreement or Plan; or (iv) deprive the Company or an Affiliate of the right to terminate you at will and without regard to any future vesting opportunity that you may have.
(b)By accepting this Award, you acknowledge and agree that the right to continue vesting in the Award pursuant to the schedule set forth in Section 2 is earned only by continuing as an employee, director or consultant at the will of the Company or an Affiliate (not through the act of being hired, being granted this Award or any other award or benefit) and that the Company has the right to reorganize, sell, spin-out or otherwise restructure one or more of its businesses or Affiliates at any time or from time to time, as it deems appropriate (a
“reorganization”). You further acknowledge and agree that such a reorganization could result in the termination of your Continuous Service, or the termination of Affiliate status of your employer and the loss of benefits available to you under this Restricted Stock Unit Agreement, including but not limited to, the termination of the right to continue vesting in the Award. You further acknowledge and agree that this Restricted Stock Unit Agreement, the Plan, the transactions contemplated hereunder and the vesting schedule set forth herein or any covenant of good faith and fair dealing that may be found implicit in any of them do not constitute an express or implied promise of continued engagement as an employee or consultant for the term of this Restricted
Stock Unit Agreement, for any period, or at all, and shall not interfere in any way with your right or the Company’s or an Affiliate’s right to terminate your Continuous Service at any time, with or without cause and with or without notice.
10.Withholding Obligations.
(a)On or before the time you receive a distribution of the shares subject to your
Award, or at any time thereafter as requested by the Company, you hereby authorize any required withholding from the Common Stock issuable to you and/or otherwise agree to make adequate provision in cash for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or any Affiliate which arise in connection with your
Award (the “Withholding Taxes”). Additionally, the Company may, in its sole discretion, satisfy all or any portion of the Withholding Taxes obligation relating to your Award by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to you by the Company or an Affiliate; (ii) causing you to tender a cash payment; or (iii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to you in connection with the Award with a Fair Market Value equal to the amount of such Withholding Taxes; provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax that may be required to be withheld by law (or such other amount as may be permitted while still avoiding classification of your Award as a liability for financial accounting purposes).
Exhibit 10.1
(b)Unless the tax withholding obligations of the Company and/or any Affiliate are satisfied, the Company shall have no obligation to deliver to you any shares of Common Stock subject to your Award.
(c)In the event the Company’s or an Affiliate’s obligation to withhold arises prior to the delivery to you of Common Stock or it is determined after the delivery of Common
Stock to you that the amount of the Company’s or Affiliate’s withholding obligation was greater than the amount withheld by the Company or Affiliate, you agree to indemnify and hold the
Company and Affiliate harmless from any failure by the Company or Affiliate to withhold the proper amount.
11.Unsecured Obligation. Your Award is unfunded, and as a holder of a vested
Award, you shall be considered an unsecured creditor of the Company with respect to the
Company’s obligation, if any, to issue shares pursuant to this Restricted Stock Unit Agreement.
You shall not have voting or any other rights as a stockholder of the Company with respect to the shares to be issued pursuant to this Restricted Stock Unit Agreement until such shares are issued to you pursuant to Section 6 of this Restricted Stock Unit Agreement. Upon such issuance, you will obtain full voting and other rights as a stockholder of the Company. Nothing contained in this
Restricted Stock Unit Agreement, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or an Affiliate or any other person.
12.Other Documents. You hereby acknowledge receipt or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities
Act, which includes the Plan prospectus. In addition, you acknowledge receipt of the Policy.
13.NOTICES. Any notices provided for in your Award or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company. Notwithstanding the foregoing, the Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this Award by electronic means or to request your consent to participate in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
14.Miscellaneous.
(a)The rights and obligations of the Company under your Award shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by, the Company’s successors and assigns. Your rights and obligations under your Award may only be assigned with the prior written consent of the Company.
(b)You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.
Exhibit 10.1
(c)You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award, and fully understand all provisions of your Award.
(d)This Restricted Stock Unit Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
(e)All obligations of the Company under the Plan and this Restricted Stock
Unit Agreement shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
15.Governing Plan Document. Your Award is subject to all the provisions of the
Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. Except as expressly provided herein, in the event of any conflict between the provisions of your Award and those of the Plan, the provisions of the Plan shall control.
16.Severability. If all or any part of this Restricted Stock Unit Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of this Restricted Stock Unit Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Restricted Stock Unit Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
17.Effect on Other Employee Benefit Plans. The value of the Award subject to this
Restricted Stock Unit Agreement shall not be included as compensation, earnings, salaries, or other similar terms used when calculating the Employee’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides.
The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.
18.Choice of Law. The interpretation, performance and enforcement of this
Restricted Stock Unit Agreement will be governed by the law of the state of California without regard to such state’s conflicts of laws rules.
19.AMENDMENT. Subject to Section 20(g), this Restricted Stock Unit Agreement may not be modified, amended or terminated except by an instrument in writing, signed by you and by a duly authorized representative of the Company. Notwithstanding the foregoing, this
Restricted Stock Unit Agreement may be amended solely by the Board by a writing which specifically states that it is amending this Restricted Stock Unit Agreement, so long as a copy of such amendment is delivered to you, and provided that no such amendment materially impairing your rights hereunder may be made without your written consent, except as otherwise provided in Section 20(g). Without limiting the foregoing, the Board reserves the right to change, by
Exhibit 10.1
written notice to you the provisions of this Restricted Stock Unit Agreement in any way it may deem necessary or advisable to carry out the purpose of the grant as a result of any change in applicable laws or regulations or any future law, regulation, ruling, or judicial decision, provided that any such change shall be applicable only to rights relating to that portion of the Award which is then subject to restrictions as provided herein.
20.Clawback/Recovery. You acknowledge and agree that, notwithstanding anything to the contrary in this Restricted Stock Unit Agreement or the Grant Notice but subject to applicable law, to the extent that any Clawback Policy (as defined below) is applicable to your
Award:
(a)Your Award, any shares issued (or issuable) or other compensation paid (or payable) pursuant to your Award, and any gains you realize with respect to the sale of any shares issued pursuant to your Award (in an amount determined by the Board in its discretion) (the
“Award Gains”) are subject to recoupment in accordance with the following (each of which will be considered a “Clawback Policy” for purposes of this Restricted Stock Unit Agreement): (i) the
Exelixis, Inc. Policy for Recoupment of Variable Compensation, adopted by the Board on
February 28, 2019 and as may be amended from time to time (the “Variable Compensation
Clawback Policy”); and (ii) any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and
Consumer Protection Act or other applicable law;
(b)For purposes of any Clawback Policy, your Award, any shares issued (or issuable) or other compensation paid (or payable) pursuant to your Award, and any Award Gains are not earned until no longer subject to recoupment in accordance with such Clawback Policy;
(c)As a condition to the grant of your Award:
(i)You expressly agree and consent to the Company’s application, implementation and enforcement of any Clawback Policy and any provision of applicable law relating to cancellation, recoupment, rescission or payback of compensation;
(ii)You expressly agree that the Company may take such actions as are necessary or appropriate to effectuate any Clawback Policy or applicable law without any further consent or action being required by you; and
(iii)For purposes of the foregoing, you expressly and explicitly authorize the Company to issue instructions, on your behalf, to any brokerage firm and/or third party administrator engaged by the Company to hold any shares issued pursuant to your Award and any other amounts acquired pursuant to your Award and/or to re-convey, transfer or otherwise return such shares and/or other amounts to the Company;
(d)The Company has provided you with a copy of the Variable Compensation
Clawback Policy;
(e)In the event of any conflict between the terms of your Award (including this
Section 20) and any Clawback Policy, the terms of such Clawback Policy will control;
Exhibit 10.1
(f)In the event that your Award is subject to more than one Clawback Policy, the Clawback Policy with the most restrictive recoupment provisions (as applied to your Award)
will control; and
(g)This Restricted Stock Unit Agreement may be unilaterally amended by the
Board (without your consent) at any time to comply with any Clawback Policy, as it may be amended from time to time.